BLACKROCK SERIES FUND, INC.

BlackRock Capital Appreciation Portfolio

(the “Fund”)

Supplement dated December 12, 2025 (the “Supplement”) to the Fund’s

Statement of Additional Information (“SAI”), dated May 1, 2025, as supplemented or amended to date

The following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Portfolio Manager Information” is revised as follows:

The first paragraph of the sub-section entitled “Other Portfolios and Accounts Managed” is deleted in its entirety and replaced with the following:

Set forth below is information regarding other funds and accounts managed by each Portfolio’s (other than the Government Money Market Portfolio’s) portfolio manager or managers as of December 31, 2024 (except as otherwise noted below).

The sub-section entitled “Other Portfolios and Accounts Managed — Capital Appreciation Portfolio” is deleted in its entirety and replaced with the following:

Capital Appreciation Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Sally Du, CFA*	12 $22.86 Billion	8 $7.35 Billion	0 $0	0 $0	0 $0	0 $0
Reid Menge*	16 $42.66 Billion	7 $22.94 Billion	3 $282.8 Million	0 $0	0 $0	0 $0

*	Information provided as of October 31, 2025.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the compensation of Mr. Menge and Ms. Du as of October 31, 2025 and the compensation of all other portfolio managers as of December 31, 2024.

The sub-section entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Messrs. Cooke, Ruvinsky, Mathieson and Savi and Ms. Bottinelli” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation

Messrs. Cooke, Mathieson, Menge and Savi and Ms. Du

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts managed by the portfolio managers are measured. BlackRock’s global compensation team determines the benchmarks or rankings against which the performance of the Portfolio and other accounts managed by the portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Portfolios and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Sally Du, CFA	Capital Appreciation Portfolio	S&P 500 Index; ICE BofA US 3-month Treasury Bill Index; Russell 1000 Index.
Reid Menge	Capital Appreciation Portfolio	MSCI ACWI 25% Call Overwrite Index; MSCI All Country World Index (Net Total Return); MSCI All Country World Information Technology Index — Net Return in USD.
Raffaele Savi Travis Cooke, CFA Richard Mathieson	Advantage Large Cap Core Portfolio	No benchmarks

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The sub-section entitled “Portfolio Ownership” is deleted in its entirety and replaced with the following:

Portfolio Ownership

The following table sets forth the dollar range of equity securities of the Portfolios beneficially owned by each portfolio manager as of the fiscal year ended December 31, 2024 (unless otherwise stated herein).

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned
Travis Cooke, CFA	Advantage Large Cap Core Portfolio	None
Sally Du, CFA*	Capital Appreciation Portfolio	None
Daniel Felder, CFA	Balanced Portfolio	None
Philip J. Green	Balanced Portfolio	None
Russ Koesterich, CFA, JD	Global Allocation Portfolio	None
Richard Mathieson	Advantage Large Cap Core Portfolio	None
Reid Menge*	Capital Appreciation Portfolio	None
Michael Pensky, CFA	Balanced Portfolio	None
Rick Rieder	Global Allocation Portfolio	None
Raffaele Savi	Advantage Large Cap Core Portfolio	None

*	Information provided as of October 31, 2025.

Shareholders should retain this Supplement for future reference.

SAI-SERIES-1225SUP

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